                                                                   EXHIBIT 10.23


         THIS DEED AND CONFIRMATORY DEED, made this 26th day of July, 1995, by and between STEPHEN T. WALKER, party of the first part and TRUSTED INFORMATION SYSTEMS, INC., a Maryland corporation, party of the second part.

         WHEREAS, Stephen T. Walker is the owner of all that lot or parcel of ground known as Lot 1 as shown on a Plat entitled "Goldsmith Property", which Plat is recorded among the Land Records of Howard County as Plat C.M.P. No. 6255 by virtue of a Deed dated October 8, 1992 and recorded among the Land Records of Howard County in Liber M.D.R. No. 2762, folio 114 from Stephen T. Walker and Nancy L. Walker; and

         WHEREAS, Trusted Information Systems, Inc. is the owner of all that lot or parcel of land known as Parcel A-1 as shown on a Plat entitled "Parcel A-1, Goldsmith Property, A Resubdivison of Parcel A", which Plat is recorded among the Land Records of Howard County as Plat C.M.P. No. 7357 by virtue of a Deed dated September 2, 1987 and recorded among the Land Records of Howard County in Liber C.M.P. No. 1716, folio 413; and

         WHEREAS, the said Stephen T. Walker and Trusted Information Systems, Inc. have caused their respective properties to be resubdivided by the recordation of a Plat entitled "Trusted Information, Lot 2 and Parcel A-1, a Resubdivision of Lot 1 and Parcel A-1 As Shown on Plat Nos. 6255 & 7357" among the Land Records of Howard County as Plat M.D.R. No. 11735; and

         WHEREAS, part of Lot No. 1 as hereinabove referred to belonging to the said Stephen T. Walker has become part of Parcel A-2 which is intended to be owned by Trusted Information Systems, Inc. and part of Parcel A-1 as hereinabove referred to belonging to the said Trusted Information Systems, Inc. has become part of Lot No. 2 which is intended to be owned by Stephen T. Walker; and

         WHEREAS, the parties desire to conform their ownership of the property as shown on the subdivision plat entitled "Trusted Information, Lot 2 and Parcel A-2, a Resubdivision of Lot 1 and Parcel A-1 As Shown on Plat Nos. 6255 & 7357" and to provide for certain easements on Lot No. 2 for the benefit of Trusted Information Systems, Inc., wherefore this Deed and Confirmatory Deed has been executed and delivered.

         NOW, THEREFORE, THIS DEED AND CONFIRMATORY DEED WITNESSETH, that in consideration of the premises, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, there being no monetary consideration being paid for the within Deed and Confirmatory Deed, the said Stephen T. Walker does hereby grant, convey and confirm unto the said Trusted Information systems, Inc., its successors and assigns, in fee simple, all that parcel of land formerly constituting a part of Lot No. 1 on the Plat entitled

"Goldsmith Property, Lot 1 and Parcel A" as recorded among the Land Records of Howard County as Plat C.M.P. No. 6255, which is now shown as a part of parcel A-2 as shown on the Plat entitled "Trusted Information, Lot 2 and Parcel A-2, A Resubdivision of Lot 1 and Parcel A-1 As Shown on Plat Nos. 6255 & 7357", to the extent that Trusted Information Systems, Inc., its successors and assigns, shall be the owner of all that parcel of ground known as Parcel A-2 as shown on the above described and referred to subdivision plat.

         TOGETHER WITH an easement for the installation, maintenance, repair and other uses consistent with the operation of a private septic system over so much of Lot No. 2 on the Plat hereinabove described and referred to as is designated as "Primary Private Sewerage Easement for Parcel "A-2" To Construct and Maintain a Septic System" and over so much of Lot No. 2 on the Plat hereinabove described as referred to as is designated "Alternate Private Sewerage Easement for Parcel "A-2" To Construct and Maintain a Septic System".

         TOGETHER WITH an easement for the installation, construction, maintenance, re-construction, repair and other uses consistent with a stormwater management, access and utility easement, over so much of Lot No. 2 on the Plat hereinabove described and referred to as is designated as "Private Stormwater Management, Access & Utility Easement".

         TOGETHER WITH an easement for the installation, construction, maintenance, re-construction, repair of, and access to and from an existing well and water line, (including any new well drilled) over so much of Lot No. 2, on the Plat of "Trusted Information, Lot 2 and Parcel A-2" hereinabove referred to, as is described in Exhibit B attached hereto and made a part hereof.

         TOGETHER WITH the building thereupon, and the rights, alleys, ways, waters, privileges, appurtenances and advantages to the same belonging in in anywise appertaining.

         TO HAVE AND TO HOLD the said described lot of ground and premises, together with the rights, privileges, appurtenances and advantages thereto belonging or appertaining unto and


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
to the proper use and benefit of the said Trusted Information Systems, Inc., its successors and assigns, in fee simple.

         AND THIS DEED AND CONFIRMATORY DEED WITNESSETH FURTHER, that in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, there being no monetary consideration being paid for the within Deed and Confirmatory Deed, the said Trusted Information Systems, Inc. does hereby grant, convey and confirm unto Stephen T. Walker, his personal representatives and assigns, in fee simple all those parcels of land formerly constituting a part of Parcel A-1 on the Plat entitled "Parcel A-1, Goldsmith Property, A Resubdivision of Parcel A" as recorded among the Land Records of Howard County as Plat C.M.P. No. 7357, which is now shown as a part of Lot No. 2 as shown on the Plat entitled "Trusted Information, Lot 2 and Parcel A-2, A Resubdivision of Lot 1 and Parcel A-1 As Sown on Plat Nos. 6255 & 7357", to the extent that Stephen T. Walker, his personal representatives and assigns, shall be the owner of all that parcel of ground known as Lot No. 2 as shown on the above described and referred to subdivision plat.

         TOGETHER WITH the building thereupon, and the rights, alleys, ways, waters, privileges, appurtenances and advantages to the same belonging in in anywise appertaining.

         TO HAVE AND TO HOLD the said described lot of ground and premises, together with the rights, privileges, appurtenances and advantages thereto belonging or appertaining unto and to the proper use and benefit of the said Stephen T. Walker, his personal representatives and assigns, in fee simple.

         AND the said Trusted Information Systems, Inc. by the execution hereof, hereby certifies that the within conveyance is not part of a transaction in which there is a sale, lease or exchange of all, or substantially all, of the property and assets of the said Trusted Information Systems, Inc.

         AND the said parties of the first and second part hereby covenant one to the other that they have not done or suffered to be done any act, matter or thing whatsoever, to encumber the





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
property hereby conveyed; that they will warrant specially the property hereby granted and that they will execute such further assurances of the same as may be requisite.

         IN WITNESS WHEREOF, the said Stephen T. Walker has hereunto set his hand and seal the date first herein mentioned, and Trusted Information Systems, Inc. has caused the execution hereof by Stephen T. Walker, its duly authorized President

WITNESS OR ATTEST:


       /s/ Laurence B. Raber                         /s/ Stephen T. Walker           (SEAL)
- -------------------------------------------        ----------------------------------
                                                   Stephen T. Walker


                                                   TRUSTED INFORMATION SYSTEMS, INC.

       /s/ Laurence B. Raber                         /s/ Stephen T. Walker           (SEAL)
- -------------------------------------------        ----------------------------------
                                                   Stephen T. Walker
                                                   President

STATE OF MARYLAND, CITY OF COUNTY OF HOWARD, TO WIT:

         I HEREBY CERTIFY, that on this 26th day of July, 1995, before me, the subscribed, a Notary Public of the State of Maryland, personally appeared Stephen T. Walker and he, being known to me (or satisfactorily proven) acknowledged that he executed the within and aforegoing Deed and Confirmatory Deed for the uses and purposes therein contained, and in my presence signed and sealed the same.

         AT THE SAME TIME ALSO appeared Stephen T. Walker, the President of Trusted Information Systems, Inc. and he, being known to me (or satisfactorily proven) acknowledged that he executed the within and aforegoing Deed and Confirmatory Deed in his capacity as the President of Trusted Information Systems, Inc. as the corporate act of the said body corporate for the uses and purposes therein contained, and in my presence signed and sealed the same.

         AS WITNESS, my hand and Notarial Seal.

                                        /s/ Laurence B. Raber
                                        -----------------------------
                                        Notary Public

My Commission Expires:  6/1/98





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

         Pursuant to the provisions of the Real Property Article of the Annotated Code of Maryland, this is to certify that the within Deed and Confirmatory Deed was prepared under the supervision of the undersigned attorney at law.


                                        /s/ Laurence B. Raber
                                        ----------------------------
                                        Laurence B. Raber


AFTER RECORDING RETURN TO:
REESE AND CARNEY
10715 Charter Drive
Columbia, MD  21044
File No. 46363/8002





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
                                  EXHIBIT "A"

         BEING KNOWN AND DESIGNATED as Parcel A-2 as shown on a Plat entitled "Trusted Information, Lot 2 and Parcel A-2, A Resubdivision of Lot 1 and parcel A-1 As Shown on Plat Nos. 6255 and 7357", which Plat is recorded among the Land Records of Howard County as Plat M.D.R. No. 11735.

         TOGETHER WITH an easement for the installation, maintenance, repair and other uses consistent with the operation of a private septic system over so much of Lot No. 2 on the Plat hereinabove described and referred to as is designated as "Primary Private Sewerage Easement for Parcel "A-2" To Construct and Maintain a Septic System" and over so much of Lot No. 2 on the Plat hereinabove described and referred to as is designated "Alternate Private Sewerage Easement for Parcel "A-2" To Construction and Maintain a Septic System".

         TOGETHER WITH an easement for the installation, construction, maintenance, re-construction, repair and other uses consistent with a stormwater management, access and utility easement, over so much of Lot No. 2 on the Plat hereinabove described and referred to as is designated as "Private Stormwater Management, Access & Utility Easement".

         TOGETHER WITH an easement for the installation, construction, maintenance, re-construction, repair and other uses consistent with a stormwater management, access and utility easement, over Not No. 1 on the Plat of Wellington, as more particularly described in Exhibit "A-1" attached hereto and made a part hereof.

         TOGETHER WITH an easement for the installation, construction, maintenance, re-construction, repair of, and access to and from an existing well and water line, (including any new well drilled) over so much of Lot No. 2, on the Plat of "Trusted Information, Lot 2 and Parcel A-2" hereinabove referred to, as is described in Exhibit A attached hereto and made a part hereof.





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